UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2019

LIFE ON EARTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-190788	46-2552550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Lexington Avenue, 4th Floor New York, NY 10022
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(646) 844-9897
N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 26, 2019, management of Life On Earth, Inc., a Delaware corporation (the “Company”), determined that the financial statements in certain reports the Company previously filed with the Securities and Exchange Commission (the “SEC”) contain errors and should no longer be relied upon. The conclusion was made in conjunction with Freidman LLP, the Company’s independent registered public accounting firm (“Friedman”), which advised the management team on such matters on May 26, 2019. The financial statements that should no longer be relied upon include those for:

  the fiscal year ended May 31, 2018, included in the Company’s Annual Report on Form 10-K filed with the SEC on September 7, 2018;
  the fiscal quarter ended August 31, 2018, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on October 22, 2018; and
  the fiscal quarter ended November 30, 2018, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on January 15, 2019.

The errors identified by management included an error made in the accounting for the extinguishment of certain debt of the Company on January 26, 2018. The Company believes the correction of this error will require the Company to record a discount on the issuance of debt in the amount of $538,333, and additional finance costs of $663,798, for the period ended May 31, 2018. In addition, management discovered that an error was made in the accounting for goodwill related to the Company’s acquisition of The Giant Beverage Company, Inc. on April 26, 2018, which did not include a component for a related deferred tax liability. The Company believes correction of this error will require the Company to record a tax benefit in the amount of $136,890 for the period ended May 31, 2018. The total impact of these corrections will be a decrease in the Company’s Stockholders’ Deficiency by $11,427 for the year ended May 31, 2018.

The Company has performed a complete assessment of the errors identified in order to evaluate their materiality and the proposed treatment of these adjustments. The Company’s management has discussed the errors with Friedman and determined that the Company should prepare and file an amended Annual Report on Form 10-K for the year ended May 31, 2018, an amended Quarterly Report on Form 10-Q for the quarter ended August 31, 2018, and an amended Quarterly Report on Form 10-Q for the quarter ended November 30, 2018, as soon as practicable, which will contain restated financial statements reflecting the corrections made in response to these accounting errors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE ON EARTH, INC.

Date: May 30, 2019	By:	/s/ Fernando Oswaldo Leonzo
Fernando Oswaldo Leonzo
Chief Executive Officer